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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 15, 2004

                       CITIGROUP MORTGAGE LOAN TRUST INC.

                       (as depositor under the Indenture,
           dated as of February 1, 2004, providing for the issuance of
            Manufactured Housing Contract Trust Notes, Series 2004-A)

                       Citigroup Mortgage Loan Trust Inc.
                       ----------------------------------

             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------

           Delaware                      333-107958                01-0791848
-------------------------------   ------------------------  -----------------------
(State or Other Jurisdiction of   (Commission File Number)      (I.R.S. Employer
        Incorporation)                                      Identification Number)

390 Greenwich Street
New York, New York                                                 10013
-------------------------------------                       --------------
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code: (212) 816-6000

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Item 5. Other Events

      This current report on Form 8-K relates to the monthly distribution reported to Noteholders of Origen Manufactured Housing Contract Trust 2004-A Notes, which was made March 15, 2004.

Item 7. Financial Statements and Exhibits

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibits

EXHIBIT NO.   DESCRIPTION

99.1 Statement to Noteholders of Origen Manufactured Housing Contract Trust 2004-A Notes dated March 15, 2004.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 9, 2004

                                          CITIGROUP MORTGAGE LOAN TRUST INC.

                                          By: Origen Servicing, Inc., as
                                              Attorney-in-Fact

                                              By:  /s/ W. Anderson Geater, Jr.
                                                   ---------------------------
                                                   W. Anderson Geater, Jr.
                                                   Chief Financial Officer


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                                Index to Exhibits


Exhibit
Number                                  Description


99.1               Statement to Noteholders of Origen Manufactured
                   Housing Contract Trust 2004-A Notes dated March 15, 2004.